UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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TWITTER, INC.

(Name of Registrant as Specified In Its Charter)

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TWITTER,  INC.    Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for    the  Annual  Meeting  of  Stockholders  to  be  held  on  June  3,  2015    This  communication  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet  or  by  mail.  We  encourage  you  to  access  and  review  all  of  the  important  information  contained  in  the  proxy  materials  before  voting.    The  Notice  and  Proxy  Statement  and  Annual  Report  to  Stockholders  are  available  at  www.viewproxy.com/twitter/2015.    If  you  want  to  receive  a  paper  or  e-mail  copy  of  these  documents,  you  must  request  one.  There  is  no  charge  to  you  for  requesting  a  copy.  Please  make  your  request  for  a  copy  as  instructed  below  on  or  before  May  25,  2015  to  facilitate  timely  delivery.    Important  information  regarding  the  Internet  availability  of  the  Company’s  proxy  materials,  instructions  for  accessing  your  proxy  materials  and  voting  online  and  instructions  for  requesting  paper  or  e-mail  copies  of  your  proxy  materials  are  provided  on  the  reverse  side  of  this  Notice.    STOCKHOLDERS  ARE  CORDIALLY  INVITED  TO  ATTEND  THE  ANNUAL  MEETING  AND  VOTE  IN  PERSON.    To  the  Stockholders  of  Twitter,  Inc.    Notice  is  hereby  given  that  the  Annual  Meeting  of  Stockholders  of  Twitter,  Inc.  will  be  held  on  June  3,  2015  at  2:00  p.m.  PDT  at  Yerba  Buena  Center  for  the  Arts,  YBCA  Forum,  701  Mission  Street,  San  Francisco,  California  94103  for  the  following    purposes:  (1)  Election  of  Directors  01  David  Rosenblatt  02  Evan  Williams  (2)  To  approve,  on  an  advisory  basis,  the  frequency  of  future  stockholder  advisory  votes  on  the  compensation  of  our  named  executive  officers.  (3)  Ratification  of  the  appointment  of  PricewaterhouseCoopers  LLP  as  the  Company’s  independent  registered  public  accounting firm  for  the  fiscal  year  ending  December  31,  2015.    The  Securities  and  Exchange  Commission  rules  permit  us  to  make  our  proxy  materials  available  to  our  stockholders  via  the  Internet.    Material  for  this  annual  meeting  and  future  meetings  may  be  requested  by  one  of  the  following  methods:    INTERNET Go  to  www.viewproxy.com/twitter/2015.  Have  the  11-digit  control  number  available  when  you  access  the  website  and  follow  the  instructions.    TELEPHONEE-MAIL 877-777-2857  TOLL  FREE    requests@viewproxy.com  *  If  requesting  material  by  e-mail,  please  send  a  blank  e-mail  with  the  company  name  and  your  11-digit  control  number  (located  below)  in  the  subject  line.  No  other  requests,  instructions  or  other  inquiries  should  be  included  with  your  e-mail  requesting  material.  You  must  use  the  11-digit  control  number  located  in  the  box  below  to  votevia  Internet  or  to  request  proxy  materials.    CONTROL NO.

TWITTER,  INC.    1355  Market  Street  Suite  900  San  Francisco,  California  94103    PROXY  MATERIALS  AVAILABLE  TO  VIEW  OR  RECEIVE    The  following  proxy  materials  are  available  to  you  to  review:    •  The  Company’s  2014  Annual  Report  •  The  Company’s  Notice  and  2015  Proxy  Statement  Directions  to  attend  the  Annual  Meeting  can  be  found  in  the  Proxy  Statement.  HOW  TO  ACCESS  YOUR  PROXY  MATERIALS    View  Online:    Have  your  11-digit  control  number  in  hand  and  visit http://www.viewproxy.com/twitter/2015    Request  and  Receive  a  Paper  or  E-Mail  Copy:    By  Internet:  http://www.viewproxy.com/twitter/2015  By  Telephone:  1-877-777-2857  TOLL  FREE  By  E-Mail:  requests@viewproxy.com.  Please  include  “Twitter,  Inc.”  and  your  11-digit    control  number  in  the  subject  line;  do  not  include  any  other  text  or  message  in  the  e-mail.    VOTING  METHODS    Via  Internet:  Go  to  http://www.viewproxy.com/twitter/2015.  Have  your  11-digit  control  number  available  and  follow  the  prompts.  Your  electronic  vote  authorizes  the  named  proxies  to  vote  your  shares  in  the  same  manner  as  if  you  marked,  signed,  dated  and  returned  a  proxy  card.    Via  Mail:  Request  a  paper  copy  of  the  materials  which  includes  a  proxy  card.  Follow  the   instructions  on  the  proxy  card  for  voting  by  mail.  Via  Telephone:  Request  a  paper  copy  of  the  materials,  which  includes  a  proxy  card.  Follow  the instructions on  the  proxy  card  for  voting  by  telephone.    In  Person:  You  may  vote  your  shares  in  person  at  the  2015  Annual  Meeting.  The  Proxy  Statement  includes  a  map  showing  the  meeting  location  and  information  regarding  voting  in person.